Exhibit 99.2

Max Capital Group Ltd.

Investor Financial Supplement

Second Quarter 2009

(Unaudited)

This supplement is for information purposes only. It should be read in conjunction with documents filed by Max Capital Group Ltd with the U.S. Securities Exchange Commission pursuant to the Securities Act of 1933 and the Securities Exchange Act 1934.

August 4, 2009

(page 23 amended on August 5, 2009)

Max Capital Group Ltd.

Investors:

Susan Spivak Bernstein, +1-212-898-6640

or

Media:

Kekst and Company

Roanne Kulakoff or Peter Hill, +1-212-521-4800

MAX CAPITAL GROUP LTD.

FINANCIAL SUPPLEMENT TABLE OF CONTENTS

Cautionary note regarding forward-looking information

This financial supplement includes statements about future economic performance, finances, expectations, plans and prospects of Max Capital Group Ltd. that constitute forward-looking statements for purposes of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those suggested by such statements. For further information regarding cautionary statements and factors affecting future results, please refer to the Company’s most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q filed subsequent to the Annual Report and other documents filed by the Company with the SEC. The Company undertakes no obligation to update or revise publicly any forward-looking statement whether as a result of new information, future developments or otherwise.

MAX CAPITAL GROUP LTD.

FINANCIAL HIGHLIGHTS

(Expressed in thousands of United States Dollars, except per share and share amounts)

	Quarter Ended		Six months
	June 30, 2009	June 30, 2008	June 30, 2009	June 30, 2008	Previous Year Quarter Change	Previous Year to Date Change
HIGHLIGHTS
Net income	$43,758	$74,204	$88,297	$81,952	-41.0%	7.7%
Net operating income [a]	47,773	80,088	94,706	86,420	-40.3%	9.6%
Operating cashflow	115,529	148,871	42,103	238,503	-22.4%	-82.3%
Gross premiums written	396,509	369,292	830,782	675,926	7.4%	22.9%
Net premiums earned	228,785	234,610	419,067	370,423	-2.5%	13.1%
Total assets	7,292,559	6,892,591	7,292,559	6,892,591	5.8%	5.8%
Total shareholders' equity	1,363,469	1,489,556	1,363,469	1,489,556	-8.5%	-8.5%

PER SHARE

Basic earnings per share
Net income	$0.77	$1.31	$1.55	$1.44	-41.2%	7.6%
Net operating income [a]	0.84	1.41	1.66	1.52	-40.4%	9.2%
Diluted earnings per share
Net income	$0.76	$1.26	$1.54	$1.38	-39.7%	11.6%
Net operating income [a]	0.83	1.36	1.65	1.45	-39.0%	13.8%

Weighted average shares outstanding - basic	57,066,298	56,745,694	56,851,795	56,792,943
Weighted average shares outstanding - diluted	57,638,446	58,884,380	57,411,744	59,443,377

Book value per common share [b]	$24.09	$26.55	$24.09	$26.55	-9.3%	-9.3%
Diluted book value per share (treasury stock method) [b]	23.53	25.65	23.53	25.65	-8.3%	-8.3%

RATIOS
Annualized return on average shareholders equity [c]	13.3%	19.8%	13.4%	10.7%	-32.8%	25.2%
Annualized net operating return on average shareholders equity [c]	14.6%	21.3%	14.3%	11.2%	-31.5%	27.7%

Loss ratio [d]	65.1%	55.4%	65.4%	62.1%	17.5%	5.3%
Acquisition cost ratio [d]	13.0%	8.6%	11.9%	7.8%	51.2%	52.6%
General and administrative expense ratio [d]	12.7%	15.4%	13.0%	14.1%	-17.5%	-7.8%
Combined ratio [d]	90.8%	79.4%	90.3%	84.0%	14.4%	7.5%

[a]	Net operating income represents net income excluding, as applicable, after-tax net realized gains and losses on fixed maturities, after-tax net foreign exchange gains or losses, and after-tax merger and acquisition expenses.
[b]	For detailed calculations see page 29.
[c]	For detailed calculations see page 26.
[d]	For property and casualty business only.

MAX CAPITAL GROUP LTD.

CONSOLIDATED BALANCE SHEETS

(Expressed in thousands of United States Dollars, except per share and share amounts)

	June 30, 2009	Mar. 31, 2009	Dec. 31, 2008	Sept. 30, 2008	June 30, 2008
	(Unaudited)	(Unaudited)		(Unaudited)	(Unaudited)
ASSETS
Cash and cash equivalents	$1,008,178	$955,577	$949,404	$652,929	$567,440
Fixed maturities, trading securities at fair value	63,666	56,041	61,820	—	—
Fixed maturities, available for sale at fair value	3,615,549	3,424,866	3,592,039	3,410,672	3,620,551
Other investments, at fair value	436,603	599,485	753,658	930,315	1,049,019
Accrued interest income	47,432	45,816	52,882	47,639	47,582
Premiums receivable	670,443	673,551	554,845	505,260	566,584
Losses and benefits recoverable from reinsurers	930,483	879,823	846,622	716,186	668,948
Deferred acquisition costs	70,097	64,000	51,337	51,568	56,037
Prepaid reinsurance premiums	246,068	238,700	192,889	180,322	181,894
Trades pending settlement	95,919	131,325	85,727	62,384	42,569
Other assets	108,121	108,190	110,772	81,658	91,967

Total assets	$7,292,559	$7,177,374	$7,251,995	$6,638,933	$6,892,591

LIABILITIES
Property and casualty losses	$3,058,337	$3,005,125	$2,938,171	$2,568,020	$2,485,200
Life and annuity benefits	1,389,052	1,306,573	1,366,976	1,222,016	1,336,307
Deposit liabilities	153,109	153,265	219,260	219,524	217,321
Funds withheld from reinsurers	140,826	148,942	164,157	158,957	164,134
Unearned property and casualty premiums	745,948	690,122	574,134	557,845	593,761
Reinsurance balances payable	190,479	165,008	160,686	147,579	136,336
Accounts payable and accrued expenses	54,964	54,108	81,916	95,713	40,185
Bank loans	105,000	300,000	375,000	295,000	330,000
Senior notes	91,375	91,369	91,364	99,797	99,791

Total liabilities	5,929,090	5,914,512	5,971,664	5,364,451	5,403,035

SHAREHOLDERS’ EQUITY
Preferred shares (par value $1.00) 20,000,000 shares authorized; no shares issued or outstanding	—	—	—	—	—
Common shares (par value $1.00) 200,000,000 shares authorized; 56,598,975 shares issued and outstanding	56,599	55,883	55,806	55,970	56,096
Additional paid-in capital	772,047	768,585	763,391	759,478	756,954
Accumulated other comprehensive loss	(49,730)	(107,588)	(45,399)	(146,749)	(97,506)
Retained earnings	584,553	545,982	506,533	605,783	774,012

Total shareholders’ equity	1,363,469	1,262,862	1,280,331	1,274,482	1,489,556

Total liabilities and shareholders’ equity	$7,292,559	$7,177,374	$7,251,995	$6,638,933	$6,892,591

Book Value Per Share	$24.09	$22.60	$22.94	$22.77	$26.55

Diluted Book Value Per Share (treasury stock method)	$23.53	$21.88	$22.46	$21.88	$25.65

Debt-to-capital ratio [a]	6.3%	16.0%	15.9%	10.5%	9.1%

[a]	Calculated as debt, being bank loans (excluding swap loan) and senior notes, divided by shareholders’ equity plus debt.

MAX CAPITAL GROUP LTD.

CONSOLIDATED STATEMENTS OF INCOME AND COMPREHENSIVE INCOME - QUARTERLY (Unaudited)

(Expressed in thousands of United States Dollars, except per share and share amounts)

	QUARTER ENDED
	June 30, 2009	Mar. 31, 2009	Dec. 31, 2008	Sept. 30, 2008	June 30, 2008	June 30, 2007
REVENUES
Gross premiums written	$396,509	$434,273	$372,065	$206,260	$369,292	$241,502
Reinsurance premiums ceded	(129,669)	(164,379)	(114,196)	(96,061)	(99,115)	(77,633)

Net premiums written	$266,840	$269,894	$257,869	$110,199	$270,177	$163,869

Earned premiums	$354,620	$309,382	$409,572	$238,378	$312,657	$199,697
Earned premiums ceded	(125,835)	(119,100)	(108,073)	(96,789)	(78,047)	(61,686)

Net premiums earned	228,785	190,282	301,499	141,589	234,610	138,011
Net investment income	41,755	40,488	44,226	45,265	42,507	46,369
Net gains (losses) on other investments	21,406	18,013	(88,003)	(158,756)	39,493	68,087
Net realized gains (losses) on fixed maturities	66	428	(948)	(3,793)	1,337	(282)

Total other-than-temporary impairment losses	(5,190)	—	—	(13,757)	(3,130)	—
Portion of loss recognized in other comprehensive income (loss) before taxes	3,176	—	—	—	—	—

Net impairment losses recognized in earnings	(2,014)	—	—	(13,757)	(3,130)	—

Other income (loss)	974	1,306	2,702	(423)	201	169

Total revenues	290,972	250,517	259,476	10,125	315,018	252,354

LOSSES AND EXPENSES
Net losses and loss expenses	122,228	124,723	115,160	106,834	78,149	95,850
Claims and policy benefits	55,407	14,332	164,351	14,000	108,220	10,651
Acquisition costs	25,059	20,630	16,635	13,896	12,235	19,732
Interest expense	4,744	3,939	15,542	4,501	4,089	8,328
Net foreign exchange (gains) losses	(3,404)	(3,476)	7,889	1,971	1	(1)
Merger and acquisition expenses	4,785	5,223	(544)	(500)	3,988	—
General and administrative expenses	36,105	39,060	34,468	31,837	33,502	26,763

Total losses and expenses	244,924	204,431	353,501	172,539	240,184	161,323

INCOME (LOSS) BEFORE TAXES	46,048	46,086	(94,025)	(162,414)	74,834	91,031

Income tax expense (benefit)	2,290	1,547	58	773	630	(3,109)

NET INCOME (LOSS)	43,758	44,539	(94,083)	(163,187)	74,204	94,140

Change in net unrealized gains and losses on available for sale securities, net of tax	36,933	(66,098)	118,821	(40,127)	(83,761)	(53,006)
Foreign currency translation adjustment	20,925	3,909	(17,471)	(9,116)	(3,427)	485

COMPREHENSIVE INCOME (LOSS)	$101,616	$(17,650)	$7,267	$(212,430)	$(12,984)	$41,619

KEY RATIOS/PER SHARE DATA

Loss ratio [a]	65.1%	65.7%	74.9%	75.5%	55.4%	69.8%
Acquisition cost ratio [b]	13.0%	10.8%	11.2%	9.7%	8.6%	14.3%
General and administrative expense ratio [c]	12.7%	13.2%	13.5%	13.8%	15.4%	11.5%

Combined ratio	90.8%	89.7%	99.6%	99.0%	79.4%	95.6%

Net income per share - basic	$0.77	$0.79	$(1.67)	$(2.89)	$1.31	$1.55
Net income per share - diluted	$0.76	$0.78	$(1.67)	$(2.89)	$1.26	$1.45
Net operating income per share - diluted	$0.83	$0.82	$(1.52)	$(2.57)	$1.36	$1.46

Annualized ROAE [d]	13.3%	14.0%	-29.5%	-47.2%	19.8%	25.8%
Annualized Net Operating ROAE [d]	14.6%	14.8%	-26.8%	-41.9%	21.3%	25.9%

[a]	The loss ratio is calculated by dividing net losses and loss expenses by net premiums earned for the property & casualty business
[b]	The acquisition cost ratio is calculated by dividing acquisition costs by net premiums earned for the property & casualty business
[c]	The general and administrative expense ratio is calculated by dividing general and administrative expenses by net premiums earned for the property & casualty business
[d]	See page 26 for calculation of annualized return on average shareholders’ equity (ROAE) and net operating ROAE

MAX CAPITAL GROUP LTD.

CONSOLIDATED STATEMENTS OF INCOME AND COMPREHENSIVE INCOME - YEAR TO DATE AND PRIOR YEARS (Unaudited)

(Expressed in thousands of United States Dollars, except per share and share amounts)

	SIX MONTHS ENDED			YEAR ENDED
	June 30, 2009	June 30, 2008	June 30, 2007	Dec. 31, 2008	Dec. 31, 2007
REVENUES
Gross premiums written	$830,782	$675,926	$455,100	$1,254,250	$1,078,286
Reinsurance premiums ceded	(294,048)	(203,791)	(153,841)	(414,047)	(281,696)

Net premiums written	$536,734	$472,135	$301,259	$840,203	$796,590

Earned premiums	$664,002	$522,298	$401,189	$1,170,248	$1,074,173
Earned premiums ceded	(244,935)	(151,875)	(123,756)	(356,738)	(256,268)

Net premiums earned	419,067	370,423	277,433	813,510	817,905

Net investment income	82,243	92,133	89,186	181,624	188,206
Net gains (losses) on other investments	39,419	13,766	122,199	(232,993)	186,721
Net realized gains (losses) on fixed maturities	494	2,769	(1,325)	(1,972)	(2,930)

Total other-than-temporary impairment losses	(5,190)	(3,130)	—	(16,887)	(1,087)
Portion of loss recognized in other comprehensive income (loss) before taxes	3,176	—	—	—	—

Net impairment losses recognized in earnings	(2,014)	(3,130)	—	(16,887)	(1,087)

Other income (loss)	2,280	1,423	343	3,703	745

Total revenues	541,489	477,384	487,836	746,985	1,189,560

LOSSES AND EXPENSES
Net losses and loss expenses	246,951	171,751	192,448	393,745	330,394
Claims and policy benefits	69,739	123,175	21,068	301,526	345,602
Acquisition costs	45,689	21,848	34,658	52,379	61,360
Interest expense	8,683	16,046	16,435	36,089	42,663
Net foreign exchange (gains) losses	(6,880)	13	—	9,873	25
Merger and acquisition expenses	10,008	3,988	—	2,944	—
General and administrative expenses	75,165	58,210	51,958	124,515	106,689

Total losses and expenses	449,355	395,031	316,567	921,071	886,733

INCOME (LOSS) BEFORE TAXES	92,134	82,353	171,269	(174,086)	302,827

Income tax expense (benefit)	3,837	401	(2,864)	1,232	(422)

NET INCOME (LOSS)	88,297	81,952	174,133	(175,318)	303,249

Change in net unrealized gains and losses on available for sale securities, net of tax	(29,165)	(68,812)	(57,746)	9,882	369
Foreign currency translation adjustment	24,834	(8,353)	869	(34,940)	978

COMPREHENSIVE INCOME (LOSS)	$83,966	$4,787	$117,256	$(200,376)	$304,596

KEY RATIOS/PER SHARE DATA

Loss ratio [a]	65.4%	62.1%	69.6%	68.9%	64.0%
Acquisition cost ratio [b]	11.9%	7.8%	12.4%	9.2%	11.6%
General and administrative expense ratio [c]	13.0%	14.1%	11.3%	13.8%	12.6%

Combined ratio	90.3%	84.0%	93.3%	91.9%	88.2%

Net income per share - basic	$1.55	$1.44	$2.87	$(3.10)	$5.06
Net income per share - diluted	$1.54	$1.38	$2.70	$(3.10)	$4.75
Net operating income per share - diluted	$1.48	$1.45	$2.72	$(2.54)	$4.81

Annualized ROAE [d]	13.4%	10.7%	24.3%	-12.2%	20.4%
Annualized Net Operating ROAE [d]	14.3%	11.2%	24.5%	-10.0%	20.7%

[a]	The loss ratio is calculated by dividing net losses and loss expenses by net premiums earned for the property & casualty business
[b]	The acquisition cost ratio is calculated by dividing acquisition costs by net premiums earned for the property & casualty business
[c]	The general and administrative expense ratio is calculated by dividing general and administrative expenses by net premiums earned for the property & casualty business
[d]	See page 26 for calculation of annualized return on average shareholders’ equity (ROAE) and net operating ROAE

MAX CAPITAL GROUP LTD.

SCHEDULE OF SUPPLEMENTAL UNDERWRITING DATA–THREE MONTHS ENDED JUNE 30, 2009 (Unaudited)

(Expressed in thousands of United States Dollars)

	Property & Casualty					Life & Annuity	Corporate	Consolidated
	Bermuda/Dublin
	Insurance	Reinsurance	U.S. Specialty	Max at Lloyd's	Total	Reinsurance

Gross premiums written	$133,911	$95,196	$81,016	$45,363	$355,486	$41,023	$—	$396,509
Reinsurance premiums ceded	(49,251)	(18,085)	(51,659)	(10,647)	(129,642)	(27)	—	(129,669)

Net premiums written	$84,660	$77,111	$29,357	$34,716	$225,844	$40,996	$—	$266,840

Earned premiums	$101,551	$112,550	$63,078	$36,418	$313,597	$41,023	$—	$354,620
Earned premiums ceded	(50,743)	(22,825)	(41,657)	(10,583)	(125,808)	(27)	—	(125,835)

Net premiums earned	50,808	89,725	21,421	25,835	187,789	40,996	—	228,785

Net investment income	5,722	9,975	1,495	645	17,837	12,917	11,001	41,755
Net gains (losses) on other investments	1,003	2,385	—	—	3,388	9,346	8,672	21,406
Net realized gains (losses) on fixed maturities	—	—	—	720	720	—	(654)	66
Net impairment losses recognized in earnings	—	—	—	—	—	—	(2,014)	(2,014)
Other income (loss)	—	12	372	436	820	—	154	974

Total revenues	57,533	102,097	23,288	27,636	210,554	63,259	17,159	290,972

Net losses and loss expenses	37,809	57,813	13,149	13,457	122,228	—	—	122,228
Claims and policy benefits	—	—	—	—	—	55,407	—	55,407
Acquisition costs	(470)	15,734	2,723	6,395	24,382	677	—	25,059
Interest expense	—	1,191	—	—	1,191	837	2,716	4,744
Net foreign exchange (gains) losses	—	—	—	(1,656)	(1,656)	—	(1,748)	(3,404)
Merger and acquisition expenses	—	—	—	—	—	—	4,785	4,785
General and administrative expenses	5,415	7,223	5,635	5,712	23,985	657	11,463	36,105

Total losses and expenses	42,754	81,961	21,507	23,908	170,130	57,578	17,216	244,924

Income (loss) before taxes	$14,779	$20,136	$1,781	$3,728	$40,424	$5,681	$(57)	$46,048

Loss ratio [a]	74.4%	64.4%	61.4%	52.1%	65.1%
Acquisition cost ratio [b]	-0.9%	17.5%	12.7%	24.8%	13.0%
General and administrative expense ratio [c]	10.7%	8.1%	26.3%	22.1%	12.7%

Combined ratio	84.1%	90.0%	100.4%	99.0%	90.8%

[a]	The loss ratio is calculated by dividing net losses and loss expenses by net premiums earned for the property & casualty business
[b]	The acquisition cost ratio is calculated by dividing acquisition costs by net premiums earned for the property & casualty business
[c]	The general and administrative expense ratio is calculated by dividing general and administrative expenses by net premiums earned for the property & casualty business

MAX CAPITAL GROUP LTD.

CONSOLIDATED UNDERWRITING RATIOS - THREE MONTHS ENDED JUNE 30, 2009 (Unaudited)

(Expressed in thousands of United States Dollars)

	Property & Casualty
	Bermuda/Dublin
	Insurance	Reinsurance	U.S. Specialty	Max at Lloyd's	Total

UNDERWRITING RATIOS

Loss ratio	74.4%	64.4%	61.4%	52.1%	65.1%
Acquisition cost ratio	-0.9%	17.5%	12.7%	24.8%	13.0%
General and administration expense ratio	10.7%	8.1%	26.3%	22.1%	12.7%

Combined ratio	84.1%	90.0%	100.4%	99.0%	90.8%

EFFECT OF PRIOR ACCIDENT YEAR RESERVE DEVELOPMENT
FAVORABLE / (UNFAVORABLE)

Loss ratio [a]	16.6%	13.4%	4.4%	-5.0%	10.7%

NET OF PRIOR ACCIDENT YEAR RESERVE DEVELOPMENT
UNDERWRITING RATIOS

Loss ratio	91.0%	77.8%	65.8%	47.1%	75.8%
Acquisition cost ratio	-0.9%	17.5%	12.7%	24.8%	13.0%
General and administration expense ratio	10.7%	8.1%	26.3%	22.1%	12.7%

Combined ratio	100.7%	103.4%	104.8%	94.0%	101.5%

[a]	Prior accident year reserve development excludes changes in reserves resulting from changes in premium estimates on prior years’ contracts.

MAX CAPITAL GROUP LTD.

BERMUDA/DUBLIN INSURANCE SEGMENT DATA (Unaudited)

(Expressed in thousands of United States Dollars)

	FOR THE QUARTERS ENDED
	June 30, 2009	Mar. 31, 2009	Dec. 31, 2008	Sept. 30, 2008	June 30, 2008	June 30, 2007

Gross premiums written	$133,911	$87,682	$113,080	$80,908	$122,176	$125,904
Reinsurance premiums ceded	(49,251)	(54,941)	(64,999)	(38,316)	(49,392)	(58,979)

Net premiums written	$84,660	$32,741	$48,081	$42,592	$72,784	$66,925

Earned premiums	$101,551	$102,197	$92,988	$93,264	$93,037	$99,935
Earned premiums ceded	(50,743)	(52,153)	(48,134)	(47,013)	(44,765)	(49,474)

Net premiums earned	50,808	50,044	44,854	46,251	48,272	50,461

Net investment income	5,722	5,241	5,124	4,933	4,325	3,974
Net gains (losses) on other investments	1,003	1,236	(9,923)	(14,937)	3,361	5,200
Net realized gains (losses) on fixed maturities	—	—	—	—	—	—
Net impairment losses recognized in earnings	—	—	—	—	—	—
Other income (loss)	—	1,147	—	—	46	—

Total revenues	57,533	57,668	40,055	36,247	56,004	59,635

Net losses and loss expenses	37,809	36,464	33,331	39,014	38,694	40,148
Claims and policy benefits	—	—	—	—	—	—
Acquisition costs	(470)	(1,402)	(865)	(743)	(356)	(42)
Interest expense	—	—	—	—	—	—
Net foreign exchange (gains) losses	—	—	—	—	—	—
Merger and acquisition expenses	—	—	—	—	—	—
General and administrative expenses	5,415	5,129	5,049	5,200	5,572	4,531

Total losses and expenses	42,754	40,191	37,515	43,471	43,910	44,637

Income (loss) before taxes	$14,779	$17,477	$2,540	$(7,224)	$12,094	$14,998

Loss ratio	74.4%	72.9%	74.3%	84.4%	80.2%	79.6%
Acquisition cost ratio	-0.9%	-2.8%	-1.9%	-1.6%	-0.7%	-0.1%
General and administration expense ratio	10.7%	10.2%	11.3%	11.2%	11.5%	9.0%

Combined ratio	84.1%	80.3%	83.6%	94.0%	91.0%	88.5%

MAX CAPITAL GROUP LTD.

BERMUDA/DUBLIN REINSURANCE SEGMENT DATA (Unaudited)

(Expressed in thousands of United States Dollars)

	FOR THE QUARTERS ENDED
	June 30, 2009	Mar. 31, 2009	Dec. 31, 2008	Sept. 30, 2008	June 30, 2008	June 30, 2007
Gross premiums written	$95,196	$232,982	$42,025	$72,458	$101,602	$104,912
Reinsurance premiums ceded	(18,085)	(51,383)	(7,288)	(27,210)	(18,671)	(11,617)

Net premiums written	$77,111	$181,599	$34,737	$45,248	$82,931	$93,295

Earned premiums	$112,550	$123,986	$115,494	$110,132	$99,917	$98,009
Earned premiums ceded	(22,825)	(26,519)	(26,549)	(28,054)	(16,166)	(11,383)

Net premiums earned	89,725	97,467	88,945	82,078	83,751	86,626

Net investment income	9,975	9,228	8,272	8,360	9,555	11,106
Net gains (losses) on other investments	2,385	3,042	(21,458)	(32,637)	9,483	20,990
Net realized gains (losses) on fixed maturities	—	—	—	—	—	—
Net impairment losses recognized in earnings	—	—	—	—	—	—
Other income (loss)	12	—	—	—	—	—

Total revenues	102,097	109,737	75,759	57,801	102,789	118,722

Net losses and loss expenses	57,813	66,215	68,423	58,990	32,699	55,550
Claims and policy benefits	—	—	—	—	—	—
Acquisition costs	15,734	17,463	16,154	12,668	12,542	19,657
Interest expense	1,191	(497)	5,134	(63)	(598)	1,213
Net foreign exchange (gains) losses	—	—	—	—	—	—
Merger and acquisition expenses	—	—	—	—	—	—
General and administrative expenses	7,223	7,524	6,567	6,186	9,189	6,671

Total losses and expenses	81,961	90,705	96,278	77,781	53,832	83,091

Income (loss) before taxes	$20,136	$19,032	$(20,519)	$(19,980)	$48,957	$35,631

Loss ratio	64.4%	67.9%	76.9%	71.9%	39.0%	64.1%
Acquisition cost ratio	17.5%	18.0%	18.2%	15.4%	15.0%	22.7%
General and administration expense ratio	8.1%	7.7%	7.4%	7.5%	11.0%	7.7%

Combined ratio	90.0%	93.6%	102.5%	94.8%	65.0%	94.5%

MAX CAPITAL GROUP LTD.

U.S. SPECIALTY SEGMENT DATA (Unaudited)

(Expressed in thousands of United States Dollars)

	FOR THE QUARTERS ENDED
	June 30, 2009	Mar. 31, 2009	Dec. 31, 2008	Sept. 30, 2008	June 30, 2008	June 30, 2007
Gross premiums written	$81,016	$68,833	$60,191	$52,894	$51,916	$9,872
Reinsurance premiums ceded	(51,659)	(40,661)	(37,376)	(30,535)	(30,897)	(6,874)

Net premiums written	$29,357	$28,172	$22,815	$22,359	$21,019	$2,998

Earned premiums	$63,078	$54,356	$43,502	$34,982	$26,105	$939
Earned premiums ceded	(41,657)	(32,951)	(27,803)	(21,722)	(16,961)	(666)

Net premiums earned	21,421	21,405	15,699	13,260	9,144	273

Net investment income	1,495	1,593	1,672	1,753	1,875	1,618
Net gains (losses) on other investments	—	—	—	—	—	—
Net realized gains (losses) on fixed maturities	—	148	—	(523)	—	—
Net impairment losses recognized in earnings	—	—	—	—	—	—
Other income (loss)	372	(152)	163	140	—	—

Total revenues	23,288	22,994	17,534	14,630	11,019	1,891

Net losses and loss expenses	13,149	12,085	10,936	8,830	6,756	152
Claims and policy benefits	—	—	—	—	—	—
Acquisition costs	2,723	1,224	980	1,773	(58)	(20)
Interest expense	—	—	—	—	—	—
Net foreign exchange (gains) losses	—	—	—	—	—	—
Merger and acquisition expenses	—	—	—	—	—	—
General and administrative expenses	5,635	7,756	6,636	8,323	7,083	4,672

Total losses and expenses	21,507	21,065	18,552	18,926	13,781	4,804

Income (loss) before taxes	$1,781	$1,929	$(1,018)	$(4,296)	$(2,762)	$(2,913)

Loss ratio	61.4%	56.5%	69.7%	66.6%	73.9%	55.7%
Acquisition cost ratio	12.7%	5.7%	6.2%	13.4%	-0.7%	-7.3%
General and administration expense ratio	26.3%	36.2%	42.3%	62.8%	77.5%	n/a

Combined ratio	100.4%	98.4%	118.2%	142.7%	150.7%	n/a

MAX CAPITAL GROUP LTD.

MAX AT LLOYD’S SEGMENT DATA (Unaudited)

(Expressed in thousands of United States Dollars)

	FOR THE QUARTERS ENDED
	June 30, 2009	Mar. 31, 2009	Dec. 31, 2008 [a]

Gross premiums written	$45,363	$44,179	$8,844
Reinsurance premiums ceded	(10,647)	(17,301)	(4,294)

Net premiums written	$34,716	$26,878	$4,550

Earned premiums	$36,418	$28,246	$9,663
Earned premiums ceded	(10,583)	(7,384)	(5,349)

Net premiums earned	25,835	20,862	4,314

Net investment income	645	822	542
Net gains (losses) on other investments	—	—	—
Net realized gains (losses) on fixed maturities	720	467	508
Net impairment losses recognized in earnings	—	—	—
Other income (loss)	436	72	160

Total revenues	27,636	22,223	5,524

Net losses and loss expenses	13,457	9,959	2,470
Claims and policy benefits	—	—	—
Acquisition costs	6,395	3,152	981
Interest expense	—	—	—
Net foreign exchange (gains) losses	(1,656)	(3,510)	(382)
Merger and acquisition expenses	—	—	—
General and administrative expenses	5,712	4,721	2,525

Total losses and expenses	23,908	14,322	5,594

Income (loss) before taxes	$3,728	$7,901	$(70)

Loss ratio	52.1%	47.7%	57.3%
Acquisition cost ratio	24.8%	15.1%	22.7%
General and administration expense ratio	22.1%	22.7%	58.5%

Combined ratio	99.0%	85.5%	138.5%

[a]	The results of operations for the Max at Lloyd’s segment are consolidated only from November 6, 2008, the date Max at Lloyd’s was acquired.

MAX CAPITAL GROUP LTD.

LIFE AND ANNUITY REINSURANCE SEGMENT DATA (Unaudited)

(Expressed in thousands of United States Dollars)

	FOR THE QUARTERS ENDED
	June 30, 2009	Mar. 31, 2009	Dec. 31, 2008	Sept. 30, 2008	June 30, 2008	June 30, 2007

Gross premiums written	$41,023	$597	$147,925	$—	$93,598	$814
Reinsurance premiums ceded	(27)	(93)	(239)	—	(155)	(163)

Net premiums written	$40,996	$504	$147,686	$—	$93,443	$651

Earned premiums	$41,023	$597	$147,925	$—	$93,598	$814
Earned premiums ceded	(27)	(93)	(238)	—	(155)	(163)

Net premiums earned	40,996	504	147,687	—	93,443	651

Net investment income	12,917	11,566	10,126	9,347	10,780	7,285
Net gains (losses) on other investments	9,346	7,868	(42,170)	(65,286)	16,904	21,288
Net realized gains (losses) on fixed maturities	—	—	—	—	—	—
Net impairment losses recognized in earnings	—	—	—	—	—	—
Other income (loss)	—	—	—	—	—	—

Total revenues	63,259	19,938	115,643	(55,939)	121,127	29,224

Net losses and loss expenses	—	—	—	—	—	—
Claims and policy benefits	55,407	14,332	164,351	14,000	108,220	10,651
Acquisition costs	677	193	(615)	198	107	137
Interest expense	837	(383)	4,722	(148)	(247)	504
Net foreign exchange (gains) losses	—	—	—	—	—	—
Merger and acquisition expenses	—	—	—	—	—	—
General and administrative expenses	657	694	644	782	880	718

Total losses and expenses	57,578	14,836	169,102	14,832	108,960	12,010

Income (loss) before taxes	$5,681	$5,102	$(53,459)	$(70,771)	$12,167	$17,214

MAX CAPITAL GROUP LTD.

SEGMENT GROSS PREMIUMS WRITTEN BY LINE OF BUSINESS (Unaudited)

(Expressed in thousands of United States Dollars)

Gross Premiums Written by Type of Risk:	FOR THE QUARTERS ENDED
	June 30, 2009	Mar. 31, 2009	Dec. 31, 2008	Sept. 30, 2008	June 30, 2008	June 30, 2007
Property & Casualty:
Bermuda/Dublin Insurance:
Aviation	$10,634	$6,185	$31,164	$9,057	$9,614	$9,381
Excess Liability	33,352	34,648	26,933	20,783	41,859	38,471
Professional Liability	63,258	32,441	42,575	42,849	48,215	55,244
Property	26,667	14,408	12,408	8,219	22,488	22,808

	133,911	87,682	113,080	80,908	122,176	125,904
Bermuda/Dublin Reinsurance:
Agriculture	(233)	87,666	234	(4,834)	62	405
Aviation	10,699	4,159	3,809	4,226	17,699	11,667
Excess Liability	(2,016)	18,141	1,926	887	2,140	(157)
Marine & Energy	(343)	9,078	4,877	2,618	(1,181)	16,245
Medical Malpractice	17,437	36,393	12,578	7,686	24,694	(171)
Other	402	1,866	(915)	(1,169)	930	21,833
Professional Liability	15,219	9,711	9,412	5,543	11,500	21,671
Property	33,692	42,181	1,506	18,544	37,774	16,870
Whole Account	1,588	4,375	2,425	2,594	2,674	2,661
Workers’ Compensation	18,751	19,412	6,172	36,363	5,310	13,888

	95,196	232,982	42,024	72,458	101,602	104,912
U.S. Specialty:
General Casualty	22,816	18,943	16,989	22,427	11,950	—
Marine	14,968	14,781	12,944	11,331	10,022	—
Property	43,232	35,109	30,258	19,136	29,944	9,872

	81,016	68,833	60,191	52,894	51,916	9,872
Max at Lloyd’s [a]:
Accident & Health	5,255	12,410	408	—	—	—
Financial Institutions	7,679	3,824	4,062	—	—	—
Professional Liability	6,530	2,785	2,928	—	—	—
Property	25,899	25,160	1,446	—	—	—

	45,363	44,179	8,844	—	—	—

Aggregate Property & Casualty	$355,486	$433,676	$224,139	$206,260	$275,694	$240,688

Life & Annuity:
Annuity	$—	$—	$146,734	$—	$92,821	$—
Health	—	—	—	—	—	—
Life	41,023	597	1,191	—	777	814

Aggregate Life & Annuity	41,023	597	147,925	—	93,598	814

Aggregate P&C and Life & Annuity	$396,509	$434,273	$372,064	$206,260	$369,292	$241,502

[a]	The results of operations for the Max at Lloyd’s segment are consolidated only from November 6, 2008, the date Max at Lloyd’s was acquired.

MAX CAPITAL GROUP LTD.

SCHEDULE OF SUPPLEMENTAL UNDERWRITING DATA–SIX MONTHS ENDED JUNE 30, 2009 (Unaudited)

(Expressed in thousands of United States Dollars)

	Property & Casualty					Life & Annuity	Corporate	Consolidated
	Bermuda/Dublin		U.S. Specialty	Max at Lloyd’s	Total	Reinsurance
	Insurance	Reinsurance
Gross premiums written	$221,593	$328,178	$149,849	$89,542	$789,162	$41,620	$—	$830,782
Reinsurance premiums ceded	(104,192)	(69,468)	(92,320)	(27,948)	(293,928)	(120)	—	(294,048)

Net premiums written	$117,401	$258,710	$57,529	$61,594	$495,234	$41,500	$—	$536,734

Earned premiums	$203,748	$236,536	$117,434	$64,664	$622,382	$41,620	$—	$664,002
Earned premiums ceded	(102,896)	(49,344)	(74,608)	(17,967)	(244,815)	(120)	—	(244,935)

Net premiums earned	100,852	187,192	42,826	46,697	377,567	41,500	—	419,067

Net investment income	10,963	19,203	3,088	1,467	34,721	24,483	23,039	82,243
Net gains (losses) on other investments	2,239	5,427	—	—	7,666	17,214	14,539	39,419
Net realized gains (losses) on fixed maturities	—	—	148	1,187	1,335	—	(841)	494
Net impairment losses recognized in earnings	—	—	—	—	—	—	(2,014)	(2,014)
Other income (loss)	1,147	12	220	508	1,887	—	393	2,280

Total revenues	115,201	211,834	46,282	49,859	423,176	83,197	35,116	541,489

Net losses and loss expenses	74,273	124,028	25,234	23,416	246,951	—	—	246,951
Claims and policy benefits	—	—	—	—	—	69,739	—	69,739
Acquisition costs	(1,872)	33,197	3,947	9,547	44,819	870	—	45,689
Interest expense	—	694	—	—	694	454	7,535	8,683
Net foreign exchange (gains) losses	—	—	—	(5,166)	(5,166)	—	(1,714)	(6,880)
Merger and acquisition expenses	—	—	—	—	—	—	10,008	10,008
General and administrative expenses	10,544	14,747	13,391	10,433	49,115	1,351	24,699	75,165

Total losses and expenses	82,945	172,666	42,572	38,230	336,413	72,414	40,528	449,355

Income (loss) before taxes	$32,256	$39,168	$3,710	$11,629	$86,763	$10,783	$(5,412)	$92,134

Loss ratio	73.6%	66.3%	58.9%	50.1%	65.4%
Acquisition cost ratio	-1.9%	17.7%	9.2%	20.4%	11.9%
General and administration expense ratio	10.5%	7.9%	31.3%	22.4%	13.0%

Combined ratio	82.2%	91.9%	99.4%	92.9%	90.3%

MAX CAPITAL GROUP LTD.

CONSOLIDATED UNDERWRITING RATIOS - SIX MONTHS ENDED JUNE 30, 2009 (Unaudited)

(Expressed in thousands of United States Dollars)

	Property & Casualty
	Bermuda/Dublin		U.S. Specialty	Max at Lloyd’s	Total
	Insurance	Reinsurance
UNDERWRITING RATIOS

Loss ratio	73.6%	66.3%	58.9%	50.1%	65.4%
Acquisition cost ratio	-1.9%	17.7%	9.2%	20.4%	11.9%
General and administration expense ratio	10.5%	7.9%	31.3%	22.4%	13.0%

Combined ratio	82.2%	91.9%	99.4%	92.9%	90.3%

EFFECT OF PRIOR ACCIDENT YEAR RESERVE DEVELOPMENT FAVORABLE / (UNFAVORABLE)

Loss ratio [a]	15.3%	9.0%	2.2%	-1.7%	8.6%

NET OF PRIOR ACCIDENT YEAR RESERVE DEVELOPMENT UNDERWRITING RATIOS

Loss ratio	88.9%	75.3%	61.1%	48.4%	74.0%
Acquisition cost ratio	-1.9%	17.7%	9.2%	20.4%	11.9%
General and administration expense ratio	10.5%	7.9%	31.3%	22.4%	13.0%

Combined ratio	97.5%	100.9%	101.6%	91.2%	98.9%

[a]	Prior accident year reserve development excludes changes in reserves resulting from changes in premium estimates on prior years’ contracts.

MAX CAPITAL GROUP LTD.

BERMUDA/DUBLIN INSURANCE SEGMENT DATA (Unaudited)

(Expressed in thousands of United States Dollars)

	FOR THE SIX MONTHS ENDED			FOR THE YEARS ENDED
	June 30, 2009	June 30, 2008	June 30, 2007	Dec. 31, 2008	Dec. 31, 2007

Gross premiums written	$221,593	$195,380	$203,938	$389,368	$382,926
Reinsurance premiums ceded	(104,192)	(94,783)	(111,528)	(198,098)	(201,987)

Net premiums written	$117,401	$100,597	$92,410	$191,270	$180,939

Earned premiums	$203,748	$184,828	$201,981	$371,080	$398,776
Earned premiums ceded	(102,896)	(93,978)	(100,958)	(189,125)	(199,223)

Net premiums earned	100,852	90,850	101,023	181,955	199,553

Net investment income	10,963	8,380	7,918	18,437	16,160
Net gains (losses) on other investments	2,239	1,361	9,575	(23,499)	14,271
Net realized gains (losses) on fixed maturities	—	—	—	—	—
Net impairment losses recognized in earnings	—	—	—	—	—
Other income (loss)	1,147	1,112	—	1,112	—

Total revenues	115,201	101,703	118,516	178,005	229,984

Net losses and loss expenses	74,273	69,805	76,982	142,150	153,816
Claims and policy benefits	—	—	—	—	—
Acquisition costs	(1,872)	(1,202)	(633)	(2,810)	(1,162)
Interest expense	—	—	—	—	—
Net foreign exchange (gains) losses	—	—	—	—	—
Merger and acquisition expenses	—	—	—	—	—
General and administrative expenses	10,544	10,852	8,915	21,101	19,348

Total losses and expenses	82,945	79,455	85,264	160,441	172,002

Income (loss) before taxes	$32,256	$22,248	$33,252	$17,564	$57,982

Loss ratio	73.6%	76.8%	76.2%	78.1%	77.1%
Acquisition cost ratio	-1.9%	-1.2%	-0.6%	-1.5%	-0.6%
General and administration expense ratio	10.5%	11.9%	8.8%	11.6%	9.7%

Combined ratio	82.2%	87.5%	84.4%	88.2%	86.2%

MAX CAPITAL GROUP LTD.

BERMUDA/DUBLIN REINSURANCE SEGMENT DATA (Unaudited)

(Expressed in thousands of United States Dollars)

	FOR THE SIX MONTHS ENDED			FOR THE YEARS ENDED
	June 30, 2009	June 30, 2008	June 30, 2007	Dec. 31, 2008	Dec. 31, 2007
Gross premiums written	$328,178	$305,027	$239,926	$419,509	$345,156
Reinsurance premiums ceded	(69,468)	(57,923)	(35,166)	(92,421)	(44,565)

Net premiums written	$258,710	$247,104	$204,760	$327,088	$300,591

Earned premiums	$236,536	$200,531	$196,905	$426,157	$356,448
Earned premiums ceded	(49,344)	(29,763)	(21,859)	(84,366)	(43,501)

Net premiums earned	187,192	170,768	175,046	341,791	312,947

Net investment income	19,203	19,440	21,841	36,069	41,025
Net gains (losses) on other investments	5,427	2,998	37,412	(51,096)	53,021
Net realized gains (losses) on fixed maturities	—	—	—	—	—
Net impairment losses recognized in earnings	—	—	—	—	—
Other income (loss)	12	—	—	—	—

Total revenues	211,834	193,206	234,299	326,764	406,993

Net losses and loss expenses	124,028	91,336	115,314	218,749	173,317
Claims and policy benefits	—	—	—	—	—
Acquisition costs	33,197	22,506	34,913	51,328	60,910
Interest expense	694	2,445	4,244	7,516	11,890
Net foreign exchange (gains) losses	—	—	—	—	—
Merger and acquisition expenses	—	—	—	—
General and administrative expenses	14,747	15,795	13,941	28,548	28,394

Total losses and expenses	172,666	132,082	168,412	306,141	274,511

Income (loss) before taxes	$39,168	$61,124	$65,887	$20,623	$132,482

Loss ratio	66.3%	53.5%	65.9%	64.0%	55.4%
Acquisition cost ratio	17.7%	13.2%	19.9%	15.0%	19.4%
General and administration expense ratio	7.9%	9.2%	8.0%	8.4%	9.1%

Combined ratio	91.9%	75.9%	93.8%	87.4%	83.9%

MAX CAPITAL GROUP LTD.

U.S. SPECIALTY SEGMENT DATA (Unaudited)

(Expressed in thousands of United States Dollars)

	FOR THE SIX MONTHS ENDED			FOR THE YEARS ENDED
	June 30, 2009	June 30, 2008	June 30, 2007	Dec. 31, 2008	Dec. 31, 2007
Gross premiums written	$149,849	$81,268	$9,872	$194,353	$48,243
Reinsurance premiums ceded	(92,320)	(50,799)	(6,874)	(118,710)	(34,610)

Net premiums written	$57,529	$30,469	$2,998	$75,643	$13,633

Earned premiums	$117,434	$42,688	$939	$121,172	$16,988
Earned premiums ceded	(74,608)	(27,848)	(666)	(77,374)	(13,010)

Net premiums earned	42,826	14,840	273	43,798	3,978

Net investment income	3,088	3,810	1,645	7,235	5,974
Net gains (losses) on other investments	—	—	—	—	—
Net realized gains (losses) on fixed maturities	148	—	—	(523)	—
Net impairment losses recognized in earnings	—	—	—	—	—
Other income (loss)	220	—	—	303	—

Total revenues	46,282	18,650	1,918	50,813	9,952

Net losses and loss expenses	25,234	10,610	152	30,376	3,261
Claims and policy benefits	—	—	—	—	—
Acquisition costs	3,947	285	(20)	3,039	376
Interest expense	—	—	—	—	—
Net foreign exchange (gains) losses	—	—	—	—	—
Merger and acquisition expenses	—	—	—	—	—
General and administrative expenses	13,391	12,276	8,179	27,235	17,430

Total losses and expenses	42,572	23,171	8,311	60,650	21,067

Income (loss) before taxes	$3,710	$(4,521)	$(6,393)	$(9,837)	$(11,115)

Loss ratio	58.9%	71.5%	55.7%	69.4%	82.0%
Acquisition cost ratio	9.2%	1.9%	-7.3%	6.9%	9.5%
General and administration expense ratio	31.3%	82.7%	n/a	62.2%	n/a

Combined ratio	99.4%	156.1%	n/a	138.5%	n/a

MAX CAPITAL GROUP LTD.

MAX AT LLOYD’S SEGMENT DATA (Unaudited)

(Expressed in thousands of United States Dollars)

	FOR THE SIX MONTHS ENDED June 30, 2009	FOR THE YEAR ENDED Dec. 31, 2008 [a]
Gross premiums written	$89,542	$8,844
Reinsurance premiums ceded	(27,948)	(4,294)

Net premiums written	$61,594	$4,550

Earned premiums	$64,664	$9,663
Earned premiums ceded	(17,967)	(5,349)

Net premiums earned	46,697	4,314

Net investment income	1,467	542
Net gains (losses) on other investments	—	—
Net realized gains (losses) on fixed maturities	1,187	508
Net impairment losses recognized in earnings	—	—
Other income (loss)	508	160

Total revenues	49,859	5,524

Net losses and loss expenses	23,416	2,470
Claims and policy benefits	—	—
Acquisition costs	9,547	981
Interest expense	—	—
Net foreign exchange (gains) losses	(5,166)	(382)
Merger and acquisition expenses	—	—
General and administrative expenses	10,433	2,525

Total losses and expenses	38,230	5,594

Income (loss) before taxes	$11,629	$(70)

Loss ratio	50.1%	57.3%
Acquisition cost ratio	20.5%	22.7%
General and administration expense ratio	22.3%	58.5%

Combined ratio	92.9%	138.5%

[a]	The results of operations for the Max at Lloyd’s segment are consolidated only from November 6, 2008, the date Max at Lloyd’s was acquired.

MAX CAPITAL GROUP LTD.

LIFE AND ANNUITY REINSURANCE SEGMENT DATA (Unaudited)

(Expressed in thousands of United States Dollars)

	FOR THE SIX MONTHS ENDED			FOR THE YEARS ENDED
	June 30, 2009	June 30, 2008	June 30, 2007	Dec. 31, 2008	Dec. 31, 2007
Gross premiums written	$41,620	$94,251	$1,364	$242,176	$301,961
Reinsurance premiums ceded	(120)	(286)	(273)	(524)	(534)

Net premiums written	$41,500	$93,965	$1,091	$241,652	$301,427

Earned premiums	$41,620	$94,251	$1,364	$242,176	$301,961
Earned premiums ceded	(120)	(286)	(273)	(524)	(534)

Net premiums earned	41,500	93,965	1,091	241,652	301,427

Net investment income	24,483	20,585	14,641	40,058	33,936
Net gains (losses) on other investments	17,214	6,535	38,784	(100,921)	60,713
Net realized gains (losses) on fixed maturities	—	—	—	—	—
Net impairment losses recognized in earnings	—	—	—	—	—
Other income (loss)	—	—	—	—	—

Total revenues	83,197	121,085	54,516	180,789	396,076

Net losses and loss expenses	—	—	—	—	—
Claims and policy benefits	69,739	123,175	21,068	301,526	345,602
Acquisition costs	870	259	398	(159)	1,236
Interest expense	454	2,244	2,168	6,818	6,864
Net foreign exchange (gains) losses	—	—	—	—	—
Merger and acquisition expenses	—	—	—	—	—
General and administrative expenses	1,351	1,491	1,429	2,917	2,813

Total losses and expenses	72,414	127,169	25,063	311,102	356,515

Income (loss) before taxes	$10,783	$(6,084)	$29,453	$(130,313)	$39,561

MAX CAPITAL GROUP LTD.

SEGMENT GROSS PREMIUMS WRITTEN BY LINE OF BUSINESS (Unaudited)

(Expressed in thousands of United States Dollars)

	FOR THE SIX MONTHS ENDED			FOR THE YEARS ENDED
Gross Premiums Written by Type of Risk:	June 30, 2009	June 30, 2008	June 30, 2007	Dec. 31, 2008	Dec. 31, 2007
Property & Casualty:
Bermuda/Dublin Insurance:
Aviation	$16,819	$12,813	$13,429	$53,034	$40,934
Excess Liability	68,000	75,774	76,670	123,490	131,515
Professional Liability	95,699	73,716	80,603	159,140	157,450
Property	41,075	33,077	33,236	53,704	53,027

	221,593	195,380	203,938	389,368	382,926
Bermuda/Dublin Reinsurance:
Agriculture	87,433	$85,054	$872	$80,454	$985
Aviation	14,858	23,520	19,798	31,555	34,095
Excess Liability	16,125	7,352	6,173	10,165	16,716
Marine & Energy	8,735	5,274	24,927	12,769	47,077
Medical Malpractice	53,830	56,869	37,531	77,133	53,138
Other	2,268	4,018	(248)	1,934	6,031
Professional Liability	24,930	23,763	31,173	38,718	33,640
Property	75,873	79,230	79,142	99,280	89,197
Whole Account	5,963	7,887	8,541	12,906	15,080
Workers’ Compensation	38,163	12,060	32,017	54,595	49,197

	328,178	305,027	239,926	419,509	345,156
U.S. Specialty:
General Casualty	41,759	20,422	—	59,838	12,302
Marine	29,749	$14,392	—	38,667	1,220
Property	78,341	46,454	9,872	95,848	34,721

	149,849	81,268	9,872	194,353	48,243
Max at Lloyd’s [a]:
Accident & Health	17,665	—	—	408	—
Financial Institutions	11,503	—	—	4,062	—
Professional Liability	9,315	—	—	2,928	—
Property	51,059	—	—	1,446	—

	89,542	—	—	8,844	—

Aggregate Property & Casualty	$789,162	$581,675	$453,736	$1,012,074	$776,325

Life & Annuity:
Annuity	$—	$92,821	$—	$239,555	$299,261
Health	—	—	—	—	29
Life	41,620	1,430	1,364	2,621	2,671

Aggregate Life & Annuity	41,620	94,251	1,364	242,176	301,961

Aggregate P&C and Life & Annuity	$830,782	$675,926	$455,100	$1,254,250	$1,078,286

[a]	The results of operations for the Max at Lloyd’s segment are consolidated only from November 6, 2008, the date Max at Lloyd’s was acquired.

MAX CAPITAL GROUP LTD.

INVESTMENT PORTFOLIO - AS OF JUNE 30, 2009

(Expressed in thousands of United States Dollars)

	Fair Value	Investment Distribution
Type of Investment
Cash and Cash Equivalents	$1,008,178	19.7%

U.S. Government and Agencies	392,847	7.7%
Non-U.S. Government	650,456	12.7%
Corporate Securities	1,517,071	29.6%
Municipal Securities	40,712	0.8%
Asset-Backed Securities	155,351	3.0%
Residential Mortgage-Backed Securities	650,545	12.7%
Commercial Mortgage-Backed Securities	272,233	5.3%

Fixed Maturities	$3,679,215	71.8%

Other Investments	$436,603	8.5%

Total Investments	$5,123,996	100.0%

Credit Ratings	Fair Value	Ratings Distribution
U.S. Government and Agencies [a]	$964,246	26.2%
AAA	1,335,687	36.3%
AA	371,494	10.1%
A	768,592	20.9%
BBB	147,497	4.0%
BB	27,761	0.8%
B or lower	63,938	1.7%

	$3,679,215	100.0%

		June 30, 2009
Performance
Annualized yield [b]		3.62%
Duration		4.6

	Quarter Ended June 30, 2009	Quarter Ended Mar. 31, 2009	Quarter Ended Dec. 31, 2008	Quarter Ended Sept. 30, 2008	Quarter Ended June 30, 2008
Investment Income
Net investment income	$41,755	$40,488	$44,226	$45,265	$42,507
Net gains (losses) on other investments	21,406	18,013	(80,003)	(158,756)	39,493
Realized gains (losses) on fixed maturities	66	428	(948)	(3,793)	1,337
Impairment losses recognized in earnings	(2,014)	—	—	(13,757)	(3,130)

	$61,213	$58,929	$(36,725)	$(131,041)	$80,207

[a]	Included within US Government and Agencies are Agency-issued Residential Mortgage-Backed Securities with a fair value of $571,339
[b]	Annualized yield is calculated as the annualized net investment income for the six months ended June 30, 2009 divided by the average fair value of cash and fixed maturities for the six months ended June 30, 2009.

Schedule as amended on August 5, 2009

MAX CAPITAL GROUP LTD.

HEDGE FUND DETAIL - AS OF JUNE 30, 2009

(Expressed in thousands of United States Dollars)

	Fair Value	Periodic Rate of Return
		Last 3 Months	Year to Date	Last 12 months	Last 60 months*
Convertible Arbitrage	$—	0.00%	16.99%	2.72%	(0.18)%
Distressed Securities	71,680	4.71%	4.44%	(17.45)%	7.48%
Diversified Arbitrage	38,177	3.03%	3.29%	(29.35)%	(3.31)%
Emerging Markets	41,613	19.76%	19.98%	(19.19)%	7.50%
Event-Driven Arbitrage	60,291	8.42%	11.66%	(29.96)%	6.05%
Fixed Income Arbitrage	25,177	2.36%	12.24%	17.36%	10.59%
Global Macro	48,911	6.69%	6.52%	(4.59)%	5.57%
Long / Short Credit	14,169	7.07%	10.27%	(5.97)%	5.96%
Long / Short Equity	131,205	1.47%	5.58%	(8.59)%	4.23%
Opportunistic	2,926	(26.34)%	(28.86)%	(55.57)%	(1.74)%

Hedge Funds **	434,149	3.14%	5.21%	(16.10)%	3.29%

Reinsurance Private Equity	2,454	(4.20)%	7.61%	2.92%	8.77%

Other Investments	$436,603	3.11%	5.23%	(16.02)%	2.68%

Hedge Fund Investment Return Data:

HFRI Fund of Funds Composite Index [a]
		4.99%	5.36%	(15.10)%	2.65%

Hedge Fund Performance History – 60 months ended June, 2009
Annual standard deviation	6.91%

	2004	2005	2006	2007	2008	2009
Monthly performance
January		0.16%	2.75%	1.28%	(1.37)%	2.13%
February		1.69%	0.39%	1.50%	1.83%	0.65%
March		(0.61)%	1.22%	1.90%	(2.58)%	(0.76)%
April		(0.65)%	1.89%	2.30%	(0.13)%	(0.84)%
May		(0.68)%	(1.74)%	2.59%	2.51%	2.45%
June		1.20%	(0.66)%	0.85%	0.93%	1.53%
July	0.03%	1.33%	(0.71)%	0.99%	(4.12)%
August	(0.02)%	0.98%	0.02%	(1.62)%	(2.14)%
September	0.04%	1.84%	(2.04)%	1.85%	(7.31)%
October	1.04%	(1.45)%	1.37%	4.15%	(4.85)%
November	2.54%	0.61%	1.81%	0.10%	(1.75)%
December	1.74%	1.37%	1.96%	(0.13)%	(1.92)%

Quarterly performance
Q1		1.22%	4.41%	4.75%	(2.15)%	2.00%
Q2		(0.14)%	(0.54)%	5.83%	3.33%	3.14%
Q3	0.06%	4.21%	(2.72)%	1.18%	(13.03)%
Q4	5.41%	0.51%	5.22%	4.11%	(8.31)%

Period return	5.47%	5.88%	6.30%	16.78%	(19.38)%	5.21%

Past performance should not be considered to be a reliable indicator of future performance.

[a]	As reported by HFRI as at August 1, 2009
*	Annualized
**	Net of all fees

MAX CAPITAL GROUP LTD.

LARGEST 25 CORPORATE HOLDINGS - AS OF JUNE 30, 2009

(Expressed in thousands of United States Dollars)

	June 30, 2009
	Amortized Cost	Fair Value	Unrealized Gain (Loss)
Issuer
European Investment Bank	$58,570	$55,619	$(2,951)
General Electric Cap Corp	56,740	54,325	(2,415)
Bank of America	48,088	46,211	(1,877)
KFW-Kredit Wiederaufrbau	47,047	47,387	340
JP Morgan Chase & Co	42,544	41,924	(620)
Wells Fargo Company	37,212	35,790	(1,422)
Morgan Stanley	33,401	33,457	56
Wal-Mart Stores	29,279	29,422	143
Citigroup Inc	27,647	24,242	(3,405)
Hypo PFandBriefBK Intl	24,893	26,709	1,816
UBS AG	23,423	21,569	(1,854)
Network Rail	21,911	22,115	204
Goldman Sachs Group Inc	20,881	20,211	(670)
Credit Suisse USA Inc	19,968	20,251	283
Conocco Philips	18,941	19,466	525
Nord Deutsche Landesbank	17,746	18,423	677
Caisse D’amort Dette SOC	17,242	19,149	1,907
HBOS Treasury Services plc	17,104	13,465	(3,639)
Proctor and Gamble	16,494	16,721	227
Intl BK Recon & Develop	14,806	14,065	(741)
Credit Agricole	14,468	14,450	(18)
BP Capital Markets plc	13,549	13,569	20
HSBC	13,399	13,365	(34)
BK Nederlandse Gemeenten	13,253	12,628	(625)
Deutsche Bank Financial	12,565	12,714	149

	$661,171	$647,247	$(13,924)

MAX CAPITAL GROUP LTD.

SHAREHOLDER RETURN ANALYSIS

(Expressed in thousands of United States Dollars, except per share and share amounts)

	SIX MONTHS ENDED		FOR THE YEARS ENDED
	June 30, 2009	June 30, 2008	2008	2007
Income and Return on Equity:
Net income (loss)	$88,297	$81,952	$(175,318)	$303,249

Net operating income (loss)	$94,706	$86,420	$(143,752)	$307,273

Shareholders’ equity	$1,363,469	$1,489,556	$1,280,331	$1,583,894

Annualized return on average shareholders’ equity [a]	13.4%	10.7%	-12.2%	20.4%
Annualized net operating return on average shareholders’ equity [a]	14.3%	11.2%	-10.0%	20.7%

Book value and dividends per share:

Diluted book value per share	$23.53	$25.65	$22.46	$25.59

Dividends paid per share	$0.18	$0.18	$0.36	$0.32

Change in diluted book value per share	4.8%	0.2%	-12.2%	28.0%

Dividend payout ratio [b]	0.8%	0.6%	1.3%	1.4%

Total return to shareholders [c]	5.6%	0.8%	-10.9%	29.4%

[a]	Annualized return on average shareholders’ equity is defined as annualized net income divided by the average of the beginning and ending shareholders’ equity. Annualized net operating return on average shareholders’ equity is defined as annualized net operating income divided by the average of the beginning and ending shareholders’ equity.
[b]	Dividend payout ratio is calculated as dividends paid divided by beginning shareholders’ equity.
[c]	Total return to shareholders is calculated as the change in diluted book value per share plus the dividend payout ratio.

MAX CAPITAL GROUP LTD.

EARNINGS PER SHARE INFORMATION

(Expressed in thousands of United States Dollars, except per share and share amounts)

	QUARTERS ENDED		SIX MONTHS ENDED
	June 30, 2009	June 30, 2008	June 30, 2009	June 30, 2008

Net income available to common shareholders	$43,758	$74,204	$88,297	$81,952

Denominator:
Weighted average shares - basic
Outstanding [a]	56,667,784	56,398,218	56,467,022	56,465,866
Unvested restricted share units	398,514	347,476	384,773	327,077

	57,066,298	56,745,694	56,851,795	56,792,943

Share equivalents:
Warrants	473,707	1,775,255	462,437	2,224,522
Options	97,225	363,432	96,296	425,912
Employee Stock Purchase Plan	1,216	—	1,216	—

Weighted average shares - diluted [b]	57,638,446	58,884,380	57,411,744	59,443,377

Basic earnings per common share	$0.77	$1.31	$1.55	$1.44

Diluted earnings per common share	$0.76	$1.26	$1.54	$1.38

[a]	Includes weighted average unvested restricted shares
[b]	Computed using the treasury method. The treasury method assumes that the proceeds received from the exercise of options or warrants will be used to repurchase the Company’s common shares at the average market price during the period of calculation.

MAX CAPITAL GROUP LTD.

OPERATING INCOME RECONCILIATION

(Expressed in thousands of United States Dollars, except per share and share amounts)

	QUARTERS ENDED		SIX MONTHS ENDED
	June 30, 2009	June 30, 2008	June 30, 2009	June 30, 2008
Net income	$43,758	$74,204	$88,297	$81,952
Add (Less) after-tax items:
Net realized (gains) losses on fixed maturities	2,162	1,895	1,877	467
Net foreign exchange (gains) losses	(2,932)	1	(5,476)	13
Merger and acquisition expenses	4,785	3,988	10,008	3,988

Net operating income	47,773	80,088	94,706	86,420

Weighted average shares outstanding:
Basic	57,066,298	56,745,694	56,851,795	56,792,943
Diluted	57,638,446	58,884,380	57,411,744	59,443,377

Basic per share data
Net income per share	$0.77	$1.31	$1.55	$1.44
Add (Less) after-tax items:
Net realized (gains) losses on fixed maturities	0.04	$0.03	0.03	0.01
Net foreign exchange (gains) losses	(0.05)	—	(0.10)	—
Merger and acquisition expenses	0.08	0.07	0.18	0.07

Net operating income per share	$0.84	$1.41	$1.66	$1.52

Diluted per share data
Net income per diluted share	$0.76	$1.26	$1.54	$1.38
Add (Less) after-tax items:
Net realized (gains) losses on fixed maturities	0.04	0.03	0.03	0.01
Net foreign exchange (gains) losses	(0.05)	—	(0.09)	—
Merger and acquisition expenses	0.08	0.07	0.17	0.06

Net operating income per diluted share	$0.83	$1.36	$1.65	$1.45

MAX CAPITAL GROUP LTD.

BOOK VALUE PER SHARE

(Expressed in thousands of United States Dollars, except per share and share amounts)

	June 30, 2009	June 30, 2008	Dec 31, 2008
Price per share at period end	$18.46	$21.33	$17.70

Basic common shares outstanding [a]	56,598,975	56,095,884	55,905,509

Add: unvested restricted stock units	398,514	347,759	347,759

Add: dilutive impact of warrants outstanding	803,214	1,367,082	635,728

Add: dilutive impact of options outstanding	140,435	269,965	128,160

Diluted shares outstanding [b]	57,941,138	58,080,690	57,017,156

Basic book value per common share	$24.09	$26.55	$22.90
Diluted book value per common share	$23.53	$25.65	$22.46

[a]	Includes unvested restricted shares
[b]	Computed using the treasury method. The treasury method assumes that the proceeds received from the exercise of options or warrants will be used to repurchase the Company’s common shares at the period-end market price.

MAX CAPITAL GROUP LTD.

REGULATION G

In presenting the Company’s results, management has included and discussed net operating income, net operating income per share, net operating income per diluted share and net operating return on average shareholders’ equity. Such measures are “non-GAAP financial measures” as defined in Regulation G. Management believes that these non-GAAP financial measures, which may be defined differently by other companies, allow for a more complete understanding of the Company’s business. These measures, however, should not be viewed as a substitute for those determined in accordance with GAAP. The reconciliation of such measures to their respective most directly comparable GAAP financial measures is presented in the attached financial information in accordance with Regulation G.

Net operating income is defined as net income excluding after-tax net realized gains or losses on fixed maturities, after-tax net foreign exchange gains or losses and after-tax merger and acquisition expenses. Net operating income per share and per diluted share is defined as the net operating income divided by the weighted average common shares or weighted average diluted common shares, respectively. We believe that this non-GAAP measure provides a better indication of management performance as realized gains and losses on fixed maturities may fluctuate from period to period and foreign exchange gains and losses are typically outside the control of management. Merger and acquisition expenses are not indicative of expenses fundamental to the business and may fluctuate from period to period.

Annualized net operating return on average shareholder’s equity is defined as annualized net operating income divided by the average of the beginning and ending shareholders’ equity. This non-GAAP measure allows management to assess how the Company has performed in terms of wealth generated for our shareholders.